UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                          MONTEREY GOURMET FOODS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
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     (1) Title of each class of securities to which transaction applies:

         _____________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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         PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                               [GRAPHIC OMITTED]
                             MONTEREY GOURMET FOODS

April 13, 2006


Dear Stockholder:

         This year's annual meeting of stockholders will be held on Friday, May 19, 2006 at 10:00 a.m., Pacific Daylight time, at the Embassy Suites Hotel Monterey Bay-Seaside, 1441 Canyon Del Rey, Seaside, California, 93955. You are cordially invited to attend.

         The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.

         After reading the Proxy Statement, please promptly complete, sign, and return the enclosed proxy in the prepaid envelope to ensure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

         A copy of the Company's Annual Report to Stockholders is enclosed for your review. At the annual meeting we will review Monterey Gourmet Foods' activities over the past year and our plans for the future.

         The Board of Directors and management look forward to seeing you at the annual meeting.

                                       Very truly yours,


                                       /s/ JAMES M. WILLIAMS
                                       -----------------------------------------
                                       James M. Williams
                                       President and Chief Executive Officer


IMPORTANT: Please complete, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

                          MONTEREY GOURMET FOODS, INC.
                               1528 Moffett Street
                            Salinas, California 93905

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 19, 2006


TO THE STOCKHOLDERS:

         Please take notice that the annual meeting of the stockholders of Monterey Gourmet Foods, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 19, 2006, at 10:00 a.m., local time, at the Embassy Suites Hotel Monterey Bay-Seaside, 1441 Canyon Del Rey, Seaside, California, 93955, for the following purposes:

         1. To elect nine (9) directors to hold office for one-year terms and until their respective successors are elected and qualified.

         2. To consider a proposal to ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

         3. To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on April 12, 2006, are entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal office of the Company.


                                       By order of the Board of Directors


                                       /s/ SCOTT S. WHEELER
                                       -----------------------------------------
                                       Scott S. Wheeler
                                       Secretary and Chief Financial Officer

Salinas, California
April 13, 2006

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

         Your execution of the accompanying proxy is solicited by the Board of Directors of Monterey Gourmet Foods, Inc. a Delaware corporation, for use at its annual meeting of stockholders to be held on May 19, 2006, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about April 18, 2006.

                             SOLICITATION AND VOTING

         Voting Securities. Only stockholders of record as of the close of business on April 12, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 14,839,038 shares of Common Stock outstanding, all of which are entitled to be voted with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Unless otherwise noted below, votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

         Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans.

         Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

         Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Monterey Gourmet Foods a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Bylaws authorize a Board of Directors with five to nine members and management has nominated nine directors for election. At each Annual Meeting of Stockholders, directors are elected for a full term of one year to succeed those directors whose terms expire on such Annual Meeting date.

         Management's nominees for election to the Board of Directors, and certain information with respect to their age and background, are set forth below. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in 2007, and until their successors are elected and qualified. Management knows of no reason why any nominee should be unable or unwilling to serve. However, if any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominees as management may designate.

         Nine directors are to be elected to the Company's Board of Directors at the 2006 Annual Meeting of Stockholders. The Board of Directors continues to evaluate prospective candidates. Management's nominees for election are Charles
B. Bonner, F. Christopher Cruger, John H. McGarvey, Michael P. Schall, Van Tunstall, James Wong, Walter L. Henning, James M. Williams, and Scott S. Wheeler.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         If a quorum is present and voting, the nine nominees for director receiving the highest number of votes will be elected. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. However, abstentions and broker non-votes will have no effect on the outcome of the vote.

         The Board of Directors recommends a vote "FOR" the nominees named above.

         The following table sets forth, for our current directors, including the nominees to be elected at this meeting, information with respect to their ages and background.

Name                      Age        Position                                  Director Since
----                      ---        --------                                  --------------
Charles B. Bonner          64        Director                                       1995
F. Christopher Cruger      71        Director                                       2001
John H. McGarvey           61        Director                                       2006
Michael P. Schall          52        Director                                       2001
Van Tunstall               59        Chairman of the Board and Director             1997
James Wong                 60        Director                                       1997
Walter L. Henning          61        Director                                       1999
James M. Williams          56        Chief Executive Officer, President             2002
                                     and Director
Scott S. Wheeler           51        Chief Financial Officer, Corporate             2005
                                     Secretary and Director

         Charles B. Bonner. Mr. Bonner served as a Director of the Company from 1993 through January 1995, and was reappointed as a Director effective September 1995. Mr. Bonner is Principal and Founder of Pacific Resources, a mergers and acquisitions advisory firm, a position he has held since September 1989. From 1975 to 1988 he was president of Bonner Packing Co., an $80MM dried fruit processing and marketing company which was sold to Dole Food Company in 1988. Mr. Bonner also serves as a director for Everything Metal Imaginable, and Scrip Advantage.

         F. Christopher Cruger. Mr. Cruger was elected to the Board of Directors in December of 2001. He is a retired investor and former senior manager or executive of several consumer product companies. Mr. Cruger joined McCormick and Company, a maker of spices and seasonings, in 1995 and served until 1999 as Vice-President and General Manager of the Food Service Group and as Chairman of McCormick's Global Food Service Council. Mr. Cruger was President and CEO of Tone Brothers, a spice producer, from 1985 to 1995. He is a Director of Kemin Industries.

         John H. McGarvey. Mr. McGarvey was elected to the Board of Directors in February 2006. He has served since 1990 as an associate and/or partner of Cybus Capital Markets, LLC, an investment banking firm specializing in capital placement and formation services for middle market companies in the food and agribusiness areas. Mr. McGarvey is an owner and director of McGarvey & Affiliates, a financial consulting firm. Currently, Mr. McGarvey serves on the boards of Cybus Capital Markets, LLC, The Jacobson Companies, Dominex LLC and Sioux-Preme Packaging Company. Mr. McGarvey is a law graduate of Creighton University, received a Masters degree in Taxation from New York University, and has earned continuing education credit in finance from the Wharton Business School.

         Michael P. Schall. Mr. Schall was elected to the Board of Directors in December of 2001. Mr. Schall is currently President of Strategic Marketing Methods, a consulting and advisory firm providing sales and marketing, business development advisory and new product expertise to the food and foodservice industries. Mr. Schall served as Senior Vice President of Sales, Marketing, and Direct Store Delivery for Wise Foods, a snack food company, from January 2002 until March 2003. From 2000 until January of 2002 he was President and CEO of the B. Manischewitz Company, one of the nation's largest kosher food companies. Prior to that Mr. Schall was President and CEO of Guiltless Gourmet, a food manufacturing company, from 1994 until its acquisition by Manischewitz. Mr. Schall held executive or senior management positions with Carnation Company, now Nestle S.A., Lawry's Foods, a division of Unilever U.S., and Prepared Products Co.

         Van Tunstall. Mr. Tunstall was elected to the Board of Directors in February 1997. Since 1997, he has served as President of the Central Coast Group, a strategic consulting and business services firm. Mr. Tunstall has been an independent consultant with a variety of companies since 1997. Mr. Tunstall was a senior executive with Gilroy Foods, an international manufacturer of various food product ingredients, from 1977 to 1995. He served as President and Chairman of the Board of Gilroy Foods. from 1991 through 1995. Previously, Mr. Tunstall held several executive positions with McCormick & Company, Inc. Mr. Tunstall also serves on the Board of other food companies, including Rudi's Organic Bakery and Cascade Specialties.

         James Wong. Mr. Wong was elected to the Board of Directors in March 1997. Since 1988, he has worked on five continents as an entrepreneur and management consultant facilitating strategic alliances and technology transfer projects. Mr. Wong is currently Chairman and a Director of Restaurant Connections International, a company he co-founded in September 1998, which owns and operates a chain of restaurants in Brazil. Until September 2001, Mr. Wong was also President and CEO of Restaurant Connections International. From 2000 to 2002, Mr. Wong served as CEO and a Director of Service Interactive, a service turnaround manager for PepsiCo and General Motors.

         Walter L. Henning. Mr. Henning was elected to the Board of Directors in December 1999. He is currently Plant Manager of the Salinas Plant, McCormick & Company, a position he has held since early 1999. Mr. Henning began his career with McCormick and Company in 1971 as Manager, Technical Services. He subsequently was promoted several times to other positions in technical and plant management before leaving the company in 1983 to accept the position of Vice President of Operations with Tone Spices. Following the sale of Tone Spices, Mr. Henning returned to Gilroy Foods, a subsidiary of McCormick and Company in 1995 as Vice President of Operations. Mr. Henning remained with Gilroy Foods, in the same capacity after it was purchased by ConAgra Foods, a packaged food company, in 1996, before ultimately returning to McCormick & Company in 1999.

         James M. Williams. Mr. Williams joined the Company as President on October 1, 2002 and was elected to the Board of Directors on October 29, 2002. On January 3, 2003 Mr. Williams was promoted to Chief Executive Officer. Prior to his employment with the Company, Mr. Williams served as President and CEO of Bongrain Cheese-USA, a division of Bongrain SA, a world-wide public company focusing on specialty cheeses, from 1990 to 2002. Previously he held executive, sales and marketing positions with the Hillshire Farm division of Sara Lee Corporation, a global consumer products company.

         Scott S. Wheeler, Chief Financial Officer, Corporate Secretary and Director. Mr. Wheeler joined the company in April 2003 as Corporate Controller, and was promoted to Chief Financial Officer, effective October 27, 2003. His most recent position was Vice President and Financial Officer of KBC Edible Beans Division of ConAgra Foods, where he worked for three years. Prior to that he worked for Mallard's Food Products both when it was an independent company and after it was sold to Tyson Foods. He began his career at Mallard's Food Products in 1994 as Chief Financial Officer until 1999 when he was promoted to General Manager until joining KBC in April of 2000. Prior to joining Mallard's, Mr. Wheeler held a variety of positions with Basic American Foods over a thirteen-year period. He is a CPA with an MBA in finance from Golden Gate University in San Francisco, CA.

Board Meetings and Committees

         The Board of Directors held nine meetings during the fiscal year ended December 31, 2005. The Board of Directors has an Audit Committee, a Compensation Committee, a Corporate Governance Committee, and a Nominating Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board held meetings during the year.

         Audit Committee. The members of the Audit Committee are Charles B. Bonner, who acts as Chairman of the Committee, Michael P. Schall and John H. McGarvey. Each of the Audit Committee members is independent for purposes of the NASDAQ Marketplace Rules as they apply to audit committee members. Mr. Bonner is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The Audit Committee held four meetings during the fiscal year ended December 31, 2005. The Committee operates under a written charter adopted by the Board of Directors, a copy of which will be provided free of charge to any stockholder upon written request to Scott Wheeler, Secretary, Monterey Gourmet Foods, Inc. 1528 Moffett Street, Salinas, California 93905. The Audit Committee provides oversight of financial management and the independent auditors and ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared; that there is consistent application of generally accepted accounting principles; and that there is compliance with management's policies and procedures. In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the Audit Committee is responsible for the appointment of the independent auditors.

         Compensation/Nominating Committee. The members of the Compensation Committee are James Wong, who acts as Chairman of the Committee, F. Christopher Cruger, and Walter L Henning. Each of the members of this Committee is independent for purposes of the NASDAQ Marketplace Rules. The Compensation Committee's function is to review and recommend executive compensation, including officer salary levels, incentive compensation programs and stock option grants. The Nominating Committee researches and proposes potential candidates for the Company's Board of Directors and is responsible for executive recruitment matters. The Compensation/Nomination Committee held four meetings during the fiscal year ended December 31, 2005. The Committee operates under a written charter, a copy of which is attached as Appendix A.

         Corporate Governance Committee. The members of the Corporate Governance Committee are the Chairman of the Board and Chairmen of the Audit Committee and Compensation Committee. Van Tunstall, acts as Chairman of the Committee, and serves with James Wong and Charles B. Bonner. All three members of the Corporate Governance Committee are independent for purposes of the NASDAQ Marketplace Rules. The Corporate Governance Committee is responsible for overseeing matters of corporate governance, including the evaluation of the performance and practices of the Board of Directors. The Corporate Governance Committee held two meetings during the fiscal year ended December 31, 2005.

Executive Sessions

         The non-employee directors met four times during 2005 in Executive Session without the CEO, CFO or any other member of management present.

Director Nominations

         The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. In reviewing potential candidates for the Board, the committee considers individuals who have distinguished records for leadership and success in their area of activity and who will make meaningful contributions to the Board. The committee selects nominees for director on the basis of broad experience, character, integrity, wisdom, ability to make independent analytical inquiries, think strategically, as well as their understanding of the Company's business environment. Further criteria include a candidate's personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board.

         Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

         If you would like the Nominating Committee to consider a prospective candidate, in accordance with our Bylaws, please submit the candidate's name and qualifications to: Scott Wheeler, Secretary, Monterey Gourmet Foods, 1528 Moffett Street, Salinas, California 93905.

Communications with Directors

         The Board of Directors maintains a process for stockholders to communicate with the Board or any Board member. Stockholders who desire to communicate with the Board should send any communication to the Company's Corporate Secretary, c/o Monterey Gourmet Foods, 1528 Moffett Street, Salinas, CA 93905. Any communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors whom the communication is directed unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Attendance at Annual Meetings

            It has been the longstanding practice of the Company for all directors to attend the Annual Meeting of Stockholders. All directors who were elected to the board at the last Annual Meeting were in attendance.

Committee Charters and Other Corporate Governance Materials

         The Board has adopted a charter for each of the committees described above and principles of corporate governance. The Board has also adopted a Code of Business Conduct that applies to all of our employees, officers and directors. A copy of the Code of Business Conduct, which also complies with the definition of a "code of ethics" under section 406(c) of the Sarbanes-Oxley Act of 2002, is available upon request to any stockholder. Requests should be addressed in writing to Mr. Scott Wheeler, Corporate Secretary, 1528 Moffett Street, Salinas, California 93905.

                                 PROPOSAL NO. 2

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            The Audit Committee of the Board of Directors of Monterey Gourmet Foods has selected BDO Seidman, LLP as independent registered public accounting firm to audit the consolidated financial statements of Monterey Gourmet Foods for the fiscal year ending December 31, 2006. BDO Seidman, LLP has acted in such capacity since its appointment in fiscal year 1997. A representative of BDO Seidman, LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

            The following table sets forth the aggregate fees billed to Monterey Gourmet Foods for the fiscal years ended December 31, 2005 and December 26, 2004 by BDO Seidman, LLP:

                                                   Fiscal 2005      Fiscal 2004
                                                   -----------      -----------
        Audit Fees (1)..........................   $   239,000      $   171,000
        Audit-Related Fees (2)..................   $    41,600      $     6,900
        Tax Fees (3)............................   $    31,000      $    38,000
        All Other Fees..........................            --               --

                  (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements.

                  (2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services generally include fees for due diligence related to business acquisitions and equity awards.

                  (3) Tax Fees consist of fees billed for professional services rendered for annual compliance filings, ongoing tax planning, and consultation regarding the tax implication of proposed or pending transactions.

Audit Committee Pre-approval Policies and Procedures

         The Audit Committee must pre-approve audit and non-audit services provided to the Company by the independent registered public accounting firm (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent registered public accounting firm, all audit engagement fees, terms and all non-audit engagements, as may be permissible, with the independent registered public accounting firm.

Vote Required and Board of Directors' Recommendation

         Approval of this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of Common Stock of Monterey Gourmet Foods, Inc., either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

         The table below sets forth as of December 31, 2005, except as noted in the footnotes to the table, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) the Chief Executive Officer and (iv) all executive officers and directors of the Company as a group.

                                                                             Shares Owned
                                                             -----------------------------------------------
Name and Address of Beneficial Owner (1)                      Number of Shares          Percentage of Class
-----------------------------------------------------------------------------------------------------------
Gruber and McBaine Capital Management (2)                          2,956,625                 18.68%
50 Osgood Place, Penthouse
San Francisco, CA 94133

Fidelity Investments (3)                                           1,408,700                   8.9%
82 Devonshire Street
Boston, MA 02109

T Rowe Price Associates, Inc. (4)                                  1,111,400                   7.0%
100 East Pratt Street
Baltimore, MD 21202

Dimensional Fund Advisors (5)                                      1,303,492                   8.2%
1299 Ocean Ave
Santa Monica, CA 90401

Heartland Advisors, Inc. (6)                                         745,457                   4.7%
789 North Water Street
Milwaukee, WI  53202

AWM Investment Co., Inc. (7)                                         871,599                   5.5%
153 East 53rd Street
New York, NY  10022

F. Christopher Cruger (8)                                             56,317                     *

Van Tunstall (9)                                                     126,240                     *

Michael P. Schall (10)                                                58,350                     *

James Wong (11)                                                       81,000                     *

Charles B. Bonner (12)                                               177,477                   1.1%

Scott Wheeler (13)                                                    43,000                     *

Walter L. Henning (14)                                               103,700                     *

James M. Williams (15)                                               155,950                     *

John H. McGarvey (16)                                                      0                     *

All Officers and Directors as a group (9 persons) (17)               802,034                   5.0%

--------------------
* Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within sixty (60) days after December 31, 2005 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Options granted under the Company's 2002 Stock Option Plan (the "2002 Stock Option Plan") generally becomes exercisable as the underlying shares vest. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each of the individuals listed in the table is: c/o Monterey Gourmet Foods, Inc. , 1528 Moffett Street, Salinas, CA 93905. The Percentage of Class above is calculated on the basis of 14,514,038 shares of Common Stock outstanding as of December 31, 2005, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after December 31, 2005 are deemed to be outstanding for the purpose of calculating that stockholder's percentage ownership.

(2) Jon D. Gruber and J. Patterson McBaine are the only managers of, and hold all executive offices of, Gruber and McBaine Capital Management LLC ("GMCM"), an investment advisor. GMCM is the general partner of Lagunitas Partners, L.P. ("Lag"), a California investment limited partnership. As of December 31, 2005, GMCM had shared voting and investment power over 2,330,855 shares; Mr. Gruber had sole voting and investment power over 298,820 shares and shared voting and investment power over 2,330,855 shares; Mr. McBaine had sole voting and investment power over 326,950 shares and shared voting and investment power over 2,330,855 shares; Lag has sole voting and investment power over 1,137,085 shares; Mr. Eric Swergold, an investment manager, has shared voting and investment power over 2,330,855 shares. Neither Mr. Gruber nor Mr. McBaine participate in the management of the Company, direct the policies of the company, or serve on the Board of Directors of the Company.

(3) As of December 31, 2005, FMR Corp. on behalf of certain of its direct and indirect subsidiaries, and Fidelity International Limited on behalf of certain of its direct and indirect subsidiaries (collectively "Fidelity"), indirectly held 1,408,700 shares of Company stock. The beneficial ownership arises in the context of passive investment activities only by the various investment accounts managed by Fidelity on a discretionary basis (the "Fidelity Accounts"). Neither Fidelity nor the Fidelity Accounts participate in the management of the Company, direct the policies of the company, or serve on the Board of Directors of the Company. No Fidelity officer serves as an executive officer of the Company.

(4) As of December 31, 2005, T. Rowe Price Associates, Inc ("Price Associates") had sole dispositive power for an entire holding of 1,111,400 shares and sole voting power over 256,800 shares. These securities are owned by various individual and institutional investors for whom Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) As of December 31, 2005, Dimensional Fund Advisors Inc ("Dimensional") an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 which furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled groups, trusts, and separate accounts directly or indirectly held 1,303,492 shares of Company stock. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over 1,303,492 shares. However, Dimensional disclaims beneficial ownership of these securities. In addition, no Dimensional officer serves as an executive officer or director of the Company.

(6) As of December 31, 2005, Heartland Advisors, Inc. ("Heartland"), in its capacity of investment advisor, may be deemed to have beneficial ownership of 745,457 shares of the common stock of the Company. Heartland had voting power and/or dispositive power over 745,457 shares.

(7) As of December 31, 2005, AWM Investment Co., Inc. ("AWM"), in its capacity of investment advisor, may be deemed to have beneficial ownership of 871,599 shares of the common stock of the Company. Mr. Austin W. Marxe and Mr. David M. Greenhouse are the controlling principals of AWM Investment Company, Inc. AWM had voting power and/or dispositive power over 871,599 shares.

(8) Includes 51,250 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(9) Includes 105,000 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(10) Includes 51,250 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(11) Includes 75,000 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(12) Includes 108,750 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(13) Includes 40,000 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(14) Includes 6,200 shares held in an IRA account in the name of Teresa A. Henning to which Mr. Henning claims beneficial ownership, and 75,000 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(15) Includes 150,000 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

(16) Mr. McGarvey was elected to the Board of Directors in February 2006 and does not own any of the Company's stock and has not been issued any options under the 2002 Stock Option Plan.

(17) Includes 656,250 shares subject to options granted under the 2002 Stock Option Plan which are exercisable within sixty (60) days of December 31, 2005.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following table sets forth information concerning the compensation earned during the fiscal years 2005, 2004 and 2003 by our Chief Executive Officer and Chief Financial Officer, our most highly compensated executive officers whose salary and bonus for the last fiscal year exceeded $100,000.


                           SUMMARY COMPENSATION TABLE


                                           Annual Compensation                           Long Term Compensation
                                       ---------------------------                     --------------------------
                                                                            Other       Securities       All
      Name and                                                             Annnual     Underlying       Other
 Principal Position            Year    Salary $ (1)       Bonus $       Compensation   Options (#)   Compensation
 ------------------            ----    -----------     -----------      ------------   -----------   ------------
James M. Williams (2)          2005    $   323,696     $   124,350(3)   $    9,000(4)      (50,000)  $         --
President and CEO              2004    $   317,681     $    16,000(3)   $    9,000(4)      (50,000)  $     20,000(5)
                               2003    $   292,453     $    69,500(3)   $    9,000(4)      (50,000)  $     27,708(5)

Scott S. Wheeler               2005    $   160,616     $    15,000(3)   $       --          20,000   $         --
Chief Financial Officer        2004    $   146,779     $    20,000(3)   $       --          15,000   $         --
                               2003    $    66,635     $        --      $       --         (25,000)  $     50,000(5)

----------------------

Note: "options" in all cases refer to an option to purchase one share of common stock for each option granted.

(1) Includes amounts (if any) deferred at the named executive officer's option under Company's 401(k) plan.

(2) Mr. Williams joined the Company. in October 2002 as President. On December 28, 2002, Mr. Williams was promoted to President and Chief Executive Officer.

(3) Bonuses were based on the Company's performance and other objectives obtained.

(4)  Represents the sum of monthly automobile allowances.

(5)  Represents relocation expenses and housing allowances paid by the Company.

Stock Options Granted in Fiscal 2005

         The following table provides the specified information concerning grants of options to purchase our Common Stock made during the fiscal year ended December 31, 2005 to the persons named in the Summary Compensation Table:

                                                       Option Grants in Last Fiscal Year

                                                              Individual Grants
                                 -----------------------------------------------------------------------
                                       Number         % of Total
                                     of Shares      Options Granted                                            Potential
                                     Underlying      to Employees       Exercise                               Realizable
                                      Options         in Fiscal          Price             Expiration           Value on
     Name                            Granted(1)          Year          Per Share(2)           Date             12/9/05 (3)
------------------------         ---------------   -------------     ---------------     ---------------     ---------------
James M. Williams                         50,000          19.38%     $          3.95        12/9/2015        $       106,605
Scott S. Wheeler                          20,000           7.75%     $          3.95        12/9/2015        $        42,642

-----------------------

(1) The option to purchase shares was granted on December 9, 2005 and will vest 33% on December 9, 2006, 33% on December 9, 2007 and 34% on December 9, 2008 conditioned upon continued service with the Company. In 2005 the Company changed its vesting schedule for stock options from two years to three years.

(2)  All options were granted at market value on the date of grant.

(3) The Potential Realizable Value of the options was calculated using a Black-Scholes option pricing model assuming no dividends, a weighted average risk-free interest rate of 3.56%, a weighted-average volatility of 53.6%, and an expected life of 6 years.


Option Exercises and Fiscal 2005 Year-end Values

         There were no exercises of options by any of the officers named in the Summary Compensation Table during the fiscal year ended December 31, 2005. The following table specifies the number and value of unexercised options held as of December 31, 2005, by the persons named in the Summary Compensation Table above.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

                                         Number of Shares                   Value of Unexercised
                                  Underlying Unexercised Options            In-the-Money Options
                                        at Fiscal Year End                  at Fiscal Year End(1)
                                 -------------------------------     -----------------------------------
     Name                          Exercisable     Unexercisable       Exercisable $     Unexercisable $
------------------------         ---------------   -------------     ---------------     ---------------
James M. Williams                        150,000         50,000      $        43,000     $        4,000

Scott S. Wheeler                          40,000         20,000      $        19,300     $        1,500

-----------------------

(1) Based on a market value of $4.03 per share, the closing price of our Common Stock on December 30, 2005, the last trading day of our fiscal year, as reported by the NASDAQ National Market.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         The Company's President and Chief Executive Officer accepted employment with the Company commencing October 1, 2002 pursuant to terms set forth in a letter from the Company. Pursuant to this letter, Mr. Williams is an "at will" employee with (1) salary payable at the rate of $290,000 per annum and eligibility for an annual bonus up to a maximum of 50% of gross salary based upon achievement of mutually agreed performance standards, (2) options for 200,000 shares of Company common stock vesting over a period of four years, (3) a car allowance of $750 per month, (4) the right to participate in group medical insurance and similar benefits available to all employees, and (5) a severance benefit equal to one year's salary in the event his employment is terminated without cause. Pursuant to the letter also, the Company provided Mr. Williams with relocation assistance, including a $20,000 per year housing assistance bonus during the first three years of employment, reimbursement for moving costs, reimbursement for certain costs in connection with sale of a previous home and purchase of a new one, and gross up to alleviate the income tax impact of the additional consideration.

                            COMPENSATION OF DIRECTORS

         Outside directors are reimbursed for out-of-pocket travel expenses related to Board meetings and receive a stipend of $3,000 for each Board meeting attended. The Audit Committee chairperson receives a stipend of $700 for each Audit Committee meeting chaired, the Compensation Committee chairperson receives a stipend of $500 for each committee meeting chaired, and the Board Chairman receives a stipend of $1,000 for each meeting chaired. Total payments made to all directors in 2005 were $76,800, plus travel expenses.

         Non-employee directors receive an annual option grant pursuant to the Company's 2002 Stock Option Plan (the "Plan") to purchase 10,000 shares of the Company's Common Stock. The Chairman receives an additional option to purchase 5,000 shares of the Company's Common Stock. The exercise price may not be less than the fair market value of a share of Common Stock on the date of grant and the grant date will be the stockholder annual meeting date. Each option vests in three approximately equal annual installments commencing one year after the date of grant of the option, provided that the director has continuously served as director or employee from the date of grant.

                      EQUITY COMPENSATION PLAN INFORMATION

         We currently maintain three compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 2002 Stock Option Plan and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which have been approved by stockholders, and the 2001 Nonstatutory Stock Option Plan which has not been approved by stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2005:


------------------------------- ------------------------- ------------------------- -----------------------------------
                                                                                          Number of securities
                                Number of securities to   Weighted-average exercise     remaining available for
                                be issued upon exercise    price of outstanding       future issuance under equity
                                of outstanding options,    options, warrants and      compensation plans (excluding
   Plan category                  warrants and rights            rights             securities reflected in column (a))
                                         (a)                      (b)                             (c)
------------------------------- ------------------------- ------------------------- -----------------------------------
Equity compensation plans            1,673,244(1)                $4.06                           729,988
approved by security
holders
------------------------------- ------------------------- ------------------------- -----------------------------------
Equity compensation plans              133,950(2)                $6.55                            33,800
not approved by security
holders
------------------------------- ------------------------- ------------------------- -----------------------------------
Total                                1,807,194                   $4.24                           763,788
------------------------------- ------------------------- ------------------------- -----------------------------------

(1) Issued under the Monterey Gourmet Foods 2002 Stock Option Plan and the Monterey Gourmet Foods 1995 employee Stock Purchase Plan

(2) Issued to Company employees under the Monterey Gourmet Foods 2001 Nonstatutory Stock Option Plan (154,200 at $6.55)


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended December 31, 2005, there was not, nor is there any currently proposed transaction or series of similar transactions to which Monterey Gourmet Foods was or is to be a party in which the amount involved exceeds $60,000, and in which any executive officer, director or holder of more than 5% of any class of voting securities of Monterey Gourmet Foods and members of that person's immediate family had or will have a direct or indirect material interest.

         We entered into indemnification agreements with each of the executive officers and directors. Such indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

         Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with during the fiscal year which ended December 31, 2005.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is comprised of non-employee directors. The members of the Compensation Committee between January 1, 2005 and December 6, 2005 were Van Tunstall, F. Christopher Cruger and James Wong. From December 6, 2005 forward, the Compensation Committee members were James Wong, Chairman, F. Christopher Cruger and Walter L. Henning. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of Monterey

Gourmet Foods. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary levels.

         The goals of Monterey Gourmet Foods' executive officer compensation policies are to attract, retain and reward executive officers who contribute to Monterey Gourmet Foods' success, to align executive officer compensation with performance and to motivate executive officers to achieve Monterey Gourmet Foods' business objectives. Monterey Gourmet Foods uses salary, bonus compensation and option grants to attain these goals. The Compensation Committee reviews compensation surveys to compare Monterey Gourmet Foods' compensation package with that of similarly-sized food companies. In preparing the performance graph set forth in the section entitled "Comparison of Stockholder Return," Monterey Gourmet Foods has selected the NASDAQ National Stock Market Index as its published industry index; however, the companies included in Monterey Gourmet Foods salary surveys are not necessarily those included in this index, because companies in the index may not compete with Monterey Gourmet Foods for executive talent, and companies which do compete for executive officers may not be publicly traded.

         Base salaries of executive officers are reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from the Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of Monterey Gourmet Foods for the previous year and (iv) reports to the Compensation Committee concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly-sized food companies.

         The Company believes that employee equity ownership, through stock options, provides significant additional motivation to executive officers to maximize value for the Company's stockholders. Because stock options will be granted at the prevailing market price, they will only have value if the Company's stock price increases over the exercise price. Therefore, the Committee believes that stock options will serve to align the interests of executive officers closely with other stockholders through the direct benefit executive officers receive through improved stock performance. The Committee reviews the 2002 Stock Option Plan and the grant of stock options with the foregoing philosophy. Levels of compensation, particularly bonuses and incentive compensation are tied to both the overall performance of the Company as well as the effectiveness of each individual executive in adding to that performance.

         The Committee approved Mr. Williams' compensation as President and Chief Executive Officer, including his salary and bonus. The Committee reviewed Mr. Williams's performance based on objectives for net income, large customer management, new product introductions, product line diversification, acquisitions, and certain other measures. Mr. Williams was eligible to receive a bonus of up to 50% of his annual salary based upon the achievement these goals. A bonus of $124,350 was paid in 2006 based on accomplishments during 2005. The Committee also reviewed Mr. Williams' equity compensation in 2005 and granted Mr. Williams additional options. The size and terms of Mr. Williams' option grant were based on the responsibilities, expected future contributions of Mr. Williams, the compensation of CEOs at similarly situated companies and the retention value of the grant.

         During 2005, Scott S. Wheeler served as Chief Financial Officer. The Compensation Committee in conjunction with the Audit Committee and the CEO, reviewed his compensation package to verify that it was commensurate with his performance, experience and contribution to the Company. A bonus of $15,000 was paid in 2006 based on accomplishments during 2005.

         During the fiscal year ended December 31, 2005, the Committee reduced the number of employees who are eligible to receive options and the Company also reviewed the impact of FAS 123R on Company profitability. As a response to the new requirement to expense options, the Board authorized the issuance of 258,000 options to 28 individuals including Board members. This compares to 344,000 options granted to 46 employees and directors in 2004 and 391,200 options granted to 92 employees and directors in 2003. This represents a 34% reduction in the number of options issued and a 70% reduction in the number of employees receiving options over a two year period of time.

         The Committee also reviewed, changed and approved a bonus plan for all salaried employees and plant work leaders to be paid based on achievement of quarterly and annual net income goals. The Committee studied, reviewed and compared director compensation with other publicly traded companies of comparable size. The Committee recommended changes to director compensation which were approved by the full Board of Directors.

         Section 162(m) of the Internal Revenue Code restricts deductibility of executive compensation paid to Monterey Gourmet Foods' chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under
Section 162(m) or related regulations. The Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under the Option Plan generally qualifies for an exemption from these restrictions imposed by Section 162(m). In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

                                       COMPENSATION COMMITTEE

                                       James Wong, Chairman
                                       F. Christopher Cruger
                                       Walter L Henning


                          REPORT OF THE AUDIT COMMITTEE

         Information contained in the following Report of the Audit Committee shall not be deemed "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any of the Company's filings under the Exchange Act, notwithstanding anything to the contrary set forth in any such filing, except to the extent that the Company specifically incorporates it by reference into such filing.

         The Audit Committee oversees Monterey Gourmet Foods' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, BDO Seidman, LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

         The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The NASDAQ Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

         The Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with BDO Seidman, LLP, with and without management present, to discuss the overall scope of BDO Seidman, LLP's audit, the results of its examinations, its evaluations of Monterey Gourmet Foods' internal controls and the overall quality of its financial reporting.

         The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Monterey Gourmet Foods that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that Monterey Gourmet Foods audited financial statements be included in Monterey Gourmet Foods' Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                                       AUDIT COMMITTEE

                                       Charles B. Bonner, Chairman
                                       Michael P. Schall
                                       John H. McGarvey

                        COMPARISON OF STOCKHOLDER RETURN

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Stock Market Index (U.S. Companies) and peer issuers for the period commencing on December 29, 2000(1) and ending on December 30, 2005.

          Comparison of Cumulative Total Return From December 29, 2000
        through December 30, 2005: Monterey Gourmet Foods, NASDAQ Stock
                 Market Index (U.S. Companies) and Peer Issuers

                                [GRAPHIC OMITTED]

                             Dec. 29, 2000   Dec. 31, 2001   Dec. 31, 2002   Dec. 26, 2003   Dec. 23, 2004   Dec. 30, 2005
                             -------------   -------------   -------------   -------------   -------------   -------------
Monterey Gourmet Foods       $      100.00   $      157.10   $       78.90   $       73.70   $       67.80   $       84.80
NASDAQ Stock Market (U.S.)   $      100.00   $       79.30   $       54.80   $       80.90   $       88.60   $       91.10
Peer Issuers                 $      100.00   $      121.70   $       92.90   $      104.40   $       94.50   $      111.40

-----------------------

(1) The index level for all series was set to $100.00 on 12/29/2000, and it was assumed that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

         Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2007 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than February 15, 2007.

                          TRANSACTION OF OTHER BUSINESS

         At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2006 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                       By order of the Board of Directors

                                       /s/ SCOTT S. WHEELER
                                       -----------------------------------------
                                       Scott S. Wheeler
                                       Secretary


April 13, 2006

                                                                      Appendix A
                                                                      ----------

                          Monterey Gourmet Foods, Inc.
                                 Charter of the
                               Board of Directors
                        Nominating/Compensation Committee
                        ---------------------------------

1.       Purpose of the Committee:
         ------------------------

The Nominating/Compensation Committee of Monterey Gourmet Foods is a standing committee of the Board of Directors and is appointed by the Board to accomplish the following tasks:

         A. In its Nominating role, the committee will:

            i. Assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the Director nominees for each annual meeting of shareholders.

            ii. When necessary, lead the search and selection process for top management, including the Chairman of the Board and the Chief Executive Officer.

            iii. Oversee the process of CEO succession planning and review the Company's strategy for succession to other key leadership positions.

            iv. Lead the Board in its annual review of the performance of the Board.

            v.    Recommend to the Board, director nominees for each committee.

         B. In its Compensation role:

            i.    Establish and oversee executive compensation policy.

            ii. Make decisions about base pay, incentive pay and any supplemental benefits for the Chief Executive Officer.

            iii. Approve grants of stock options, the timing of the grants, the price at which the options are to be offered, and the number of shares for which options are to be granted to employees.

            iv. Review and evaluate the compensation and benefits for non-employee Directors and, where appropriate, makes recommendations for changes based on competitive conditions.

2.       Organization and Composition of the Committee:
         ---------------------------------------------

The Committee shall be comprised of no less than three Directors. Each Committee member shall meet the independence requirements under the listing standards of the NASDAQ Stock Market and applicable law. Each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the committee.

3.       Meetings and Procedures of the Committee:
         ----------------------------------------

The Committee will meet a minimum of three times a year.

The Committee members shall be appointed by the Board and may be removed by the Board at its discretion. The Chairman of the Committee shall be designated by the Board.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum and shall act by majority vote. The Committee may also take action by written consent of the number of members that would be required to adopt a resolution if all members of the Committee were present.

The Committee may request that any director, officer, Company employee, or other person whose advice and counsel are sought, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

The Committee shall keep written minutes of its meetings.

The Committee shall make regular reports to the Board and will propose any necessary actions to the Board.

The Committee shall review and reassess the adequacy of this charter on a regular basis and recommend any proposed changes to the Board.

4.       Outside Advisors:
         ----------------

The Committee may retain, at the Company's expense, such independent counsel or other advisors as it deems necessary.

                            Front Side of Proxy Card
                            ------------------------

                          MONTEREY GOURMET FOODS, INC.

                    Proxy for Annual Meeting of Stockholders
                This Proxy Is Solicited by the Board of Directors
                    And May Be Revoked Prior to Its Exercise

The undersigned hereby appoint(s) James M. Williams and Scott S. Wheeler, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Monterey Gourmet Foods, Inc. ("the Company") which the undersigned is(are) entitled to vote at the Annual Meeting of Stockholders of said Company to be held at the Embassy Suites Hotel Monterey Bay-Seaside, 1441 Canyon Del Rey, Seaside, California, 93955 on Friday, May 19, 2006 at 10:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in the proxyholders' discretion upon such other matters as may properly come before the meeting.


         The Shares Represented Hereby Shall be Voted as Specified. If No Specification is Made, Such Shares Shall be Voted for Proposals 1, and 2.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
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                           Reverse Side of Proxy Card
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A vote FOR the following proposals is recommended by the Board of Directors:

1. To elect nine directors to hold office until the
Company's annual Meeting of Stockholders in 2007
and until their successors are duly  elected and
qualified or until their earlier resignation or removal:       MARK HERE               [ ]
                                                               FOR ADDRESS CHANGE
NOMINEES: Charles B. Bonner, F. Christopher Cruger,            AND NOTE BELOW
Van Tunstall, James Wong, Walter L. Henning,
James M. Williams, John H. McGarvey, Michael P. Schall,         Even if you are planning to attend the meeting in person, you are
Scott S. Wheeler                                               urged to sign and mail the Proxy in the return envelope so that your shares may be represented at the meeting.
   [ ]  FOR      [ ]  WITHHELD

   [ ]  For all nominees except as noted above                 Sign exactly as your name(s) appears on your stock certificate. If
        (line through votes to be withheld)                    shares of stock stand on record in the names of two or more persons or in the name of husband and wife,  whether as joint tenants or
2. To approve the selection of BDO Seidman, LLP                otherwise,  both or all of such persons should sign the above Proxy.
as the Company's independent registered public
accounting firm for the fiscal year ended                      If shares of stock are held on record by a corporation, the Proxy
December 31, 2006.                                             should be executed by the President or Vice President and the
                                                               Secretary or Assistant Secretary, and the corporate seal should be
   [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN                affixed thereto. Executors, administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title.

                                                               Please date the Proxy


                                                               Signature(s)____________________________________

                                                               Date        ____________________________________

                                                               Address (if changed)
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